UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2004

Varian, Inc.

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-25393

(Commission File Number)

77-0501995

(IRS Employer Identification No.)

3120 Hansen Way, Palo Alto, California	94304-1030
(Address of principal executive offices)	(Zip Code)

(650) 213-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement

The Company is hereby filing as Exhibits the following forms of equity compensation agreements under the Varian, Inc. Omnibus Stock Plan:

9.01 (c)1

Form of Varian, Inc. Omnibus Stock Plan Nonqualified Stock Option Agreement for Executive Officers and Employees Generally

9.01 (c)2

Form of Varian, Inc. Omnibus Stock Plan Restricted Stock Agreement

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits.

Exhibit Number	Exhibit Title or Description
9.01 (c)1	Form of Varian, Inc. Omnibus Stock Plan Nonqualified Stock Option Agreement for Executive Officers and Employees Generally

9.01 (c)2	Form of Varian, Inc. Omnibus Stock Plan Restricted Stock Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VARIAN, INC.
(Registrant)

By	/s/ G. Edward McClammy
G. Edward McClammy Senior Vice President, Chief Financial Officer and Treasurer

Date: November 12, 2004

EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description
9.01 (c)1	Form of Varian, Inc. Omnibus Stock Plan Nonqualified Stock Option Agreement for Executive Officers and Employees Generally

9.01 (c)2	Form of Varian, Inc. Omnibus Stock Plan Restricted Stock Agreement